UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OF 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 8, 2022
Date of Report (date of earliest event reported)

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation or organization)	(Commissions File Number)	(I.R.S. Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (877) 202-2666

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.

On November 8, 2022, Finance of America Companies Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2022. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description
99.1*	Press Release dated, November 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Furnished Herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Date:	November 8, 2022	By:	/s/ Johan Gericke
Johan Gericke
Executive Vice President and Chief Financial Officer